UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21552
J.P. Morgan Access Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)
270 Park Avenue, Floor 6
New York, NY 10017

(Address of principal executive offices) (Zip code)
Frank J. Nasta, Esq.
J.P. Morgan Investment Management Inc.
270 Park Avenue, Floor 9
New York, NY 10017

(Name and address of agent for service)
Copy to:
Richard Horowitz, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Registrant’s telephone number, including area code: (800) 480-4111
Date of fiscal year end: March 31
Date of reporting period: September 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Financial Statements
For the six months ended September 30, 2011
(Unaudited)
This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Financial Statements
For the six months ended September 30, 2011
(Unaudited)
Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Schedule of Investments
September 30, 2011
(Unaudited)

			% of
			Members’
Investment Fund	Cost ($)	Fair Value ($)	Capital		Liquidity
Diversified
D.E. Shaw Composite Fund, LLC	38,197,521	38,976,771	5.27		Quarterly*
Evolution M Fund, L.P.	23,069	282,325	0.04		In Liquidation***
Hudson Bay Fund L.P.	57,908,734	61,443,947	8.30		Quarterly
Och-Ziff Domestic Partners II, L.P.	63,300,000	63,415,105	8.54		Quarterly
QVT Associates II Holdings Ltd.	440,860	493,336	0.07		In Liquidation***
QVT Associates II, L.P., SLV	662,808	274,461	0.03		Side Pocket**
QVT Associates II, L.P.	4,160,074	4,324,869	0.58		Quarterly

Total	164,693,066	169,210,814	22.83

Event Driven — Core
Apollo Asia Opportunity Fund, L.P.	642,197	882,779	0.12		Side Pocket**
Deephaven Event Fund LLC	223,568	56,506	0.01		In Liquidation***
Paulson Partners Enhanced, L.P.	29,088,093	22,471,703	3.04		Semi-Annual
Perry Partners L.P.	27,500,000	25,799,099	3.49		Quarterly
Taconic Opportunity Fund, L.P.	22,743	31,422	0.00	(a)	Side Pocket**
Third Point Partners Qualified L.P. (b)	32,750,000	32,804,693	4.42		Quarterly
Tyrus Capital Event Fund, L.P.	16,100,000	15,379,434	2.07		Quarterly
Tyrus Capital Opportunities Fund L.P.	23,200,000	22,010,449	2.97		Quarterly
ValueAct Capital Partners, L.P.	879,774	1,137,459	0.15		Side Pocket**

Total	130,406,375	120,573,544	16.27

Event Driven — Distressed
Aurelius Capital Partners Fund, L.P.	4,800,000	5,630,666	0.76		Semi-Annual
Caspian Capital Partners, L.P.	15,500,000	16,526,720	2.23		Quarterly
Senator Global Opportunity Fund, L.P.	95,044	150,597	0.02		Side Pocket**
Strategic Value Restructuring Fund, L.P.	1,943,982	807,525	0.10		Side Pocket**
SVRF (Onshore) Holdings LLC	344,569	287,570	0.04		Annual
York Credit Opportunities Fund, L.P. (b)	28,650,000	26,503,091	3.58		Quarterly

Total	51,333,595	49,906,169	6.73

Long/Short Equities
Black Bear Fund I, L.P.	90,769	117,164	0.02		In Liquidation***
Brahman Partners III, L.P.	37,000,000	32,813,590	4.43		Quarterly
Copper River Partners, L.P.	319,237	81,922	0.01		In Liquidation***
Deerfield Partners, L.P.	1,173,126	1,646,369	0.22		Semi-Annual
Eastern Advisor, L.P.	—	2,203	0.00	(a)	Side Pocket**
Glenview Institutional Partners, L.P. (b)	36,722,799	31,667,295	4.27		Quarterly*
Maverick Fund USA Ltd. (b)	34,850,000	28,558,265	3.86		Monthly
Standard Global Equity Partners SA, L.P.	32,400,000	32,999,863	4.45		Quarterly
TPG-Axon Partners, L.P.	36,350,000	32,627,689	4.40		Quarterly

Total	178,905,931	160,514,360	21.66

Opportunistic/Macro
Black River Commodity Multi-Strategy Fund, LLC	744,826	756,744	0.10		Side Pocket**
Brevan Howard Emerging Markets Fixed Income Fund, L.P.	15,800,000	15,612,696	2.11		Weekly
Brevan Howard, L.P. (b)	29,756,207	34,505,613	4.65		Monthly
Caxton Global Investments USA, LLC (b)	40,800,000	41,554,662	5.61		Quarterly
D.E. Shaw Oculus Fund LLC (b)	31,242,961	38,335,409	5.18		Quarterly

Total	118,343,994	130,765,124	17.65

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Schedule of Investments (continued)
September 30, 2011
(Unaudited)

			% of
			Members’
Investment Fund	Cost ($)	Fair Value ($)	Capital	Liquidity
Relative Value
BAM Opportunity Fund SPV, LLC	$309,998	$222,755	0.03	Side Pocket**
Centar Select, L.P.	680,270	759,691	0.10	In Liquidation***
Golden Tree Partners, L.P. Class C (b)	37,900,000	37,433,521	5.06	Quarterly*
Good Hill SPV, Ltd.	213,659	207,690	0.03	In Liquidation***
Horizon Portfolio L.P.	18,200,000	18,895,428	2.55	Quarterly
Knighthead Domestic Fund, L.P.	1,542,487	1,821,251	0.25	Quarterly
Magnetar Capital Fund, L.P.	675,562	463,644	0.06	Side Pocket**
Magnetar Risk Linked Fund (US) Ltd.	2,274,484	2,119,775	0.28	Side Pocket**
Magnetar SPV LLC	245,506	295,690	0.04	In Liquidation***
Magnetar Structured Credit Fund, L.P.	3,054,844	3,830,419	0.52	Semi-Annual
Marathon Credit Opportunity Fund, L.P.	22,606,882	21,008,667	2.83	Semi-Annual
Orchard Centar, L.P.	1,060,654	1,457,045	0.20	Quarterly
Plainfield 2009 Liquidating LLC	1,141,094	465,930	0.06	In Liquidation***
Waterfall Eden Fund, L.P. Designated B	1,588,907	776,876	0.10	In Liquidation***
Waterfall Eden Fund, L.P. Ongoing B	321,416	368,738	0.05	Quarterly
Waterfall Victoria Fund, L.P.	915,383	1,120,259	0.15	Semi-Annual*

Total	92,731,146	91,247,379	12.31

Total Investments	736,414,107	722,217,390	97.45

Other Assets, less Other Liabilities		18,863,998	2.55

Members’ Capital		741,081,388	100.00

(a)	Amount rounds to less than 0.01%.

(b)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit.

*	An amount less than 5% of this investment is currently in a side pocket.

**	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.

***	The Investment Fund is in the process of ceasing its operations or has created a special purpose vehicle to handle the orderly disposition of the underlying assets, which may result in J.P. Morgan Access Multi-Strategy Fund L.L.C.’s (the “Fund”) delayed receipt of redemption proceeds.
The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Schedule of Investments (continued)
September 30, 2011
(Unaudited)
Investment Strategy as a Percentage of Total Investments
None of the Investment Funds are related to the Advisor and/or its affiliates. The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 15% to 30% of net profits earned.
The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Statement of Assets, Liabilities and Members’ Capital
September 30, 2011
(Unaudited)

Assets
Investments in investment funds, at fair value (cost $736,414,107)	$722,217,390
Cash and cash equivalents	32,219,218
Investments paid in advance (see Note 2c)	27,550,000
Receivable for investment funds sold	3,423,094
Prepaid expenses	23,452
Interest receivable	934

Total assets	785,434,088

Liabilities
Contributions received in advance (see Note 6)	39,129,700
Tender offer proceeds payable	3,680,375
Management Fee payable	776,501
Professional fees payable	511,797
Administration Fee payable	93,180
Credit facility fees payable	11,250
Other accrued expenses	149,897

Total liabilities	44,352,700

Members’ capital	$741,081,388

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Statement of Operations
For the six months ended September 30, 2011
(Unaudited)

Investment income
Interest	$4,170

Expenses
Management Fee (see Note 3)	4,202,382
Administration Fee (see Note 3)	523,122
Professional fees	275,898
Fund accounting and custodian fees	235,966
Investor servicing fees	162,013
Credit facility fees	140,875
Insurance	28,142
Interest	20,509
Directors’ and Chief Compliance Officer’s fees	2,890
Other expenses	84,341

Total expenses	5,676,138

Net investment income/(loss)	(5,671,968)

Realized and unrealized gain/(loss)
Net realized gain/(loss) from investment fund transactions	3,794,072
Net change in unrealized appreciation/(depreciation) on investment funds	(44,867,660)

Net realized and unrealized gain/(loss)	(41,073,588)

Net increase/(decrease) in members’ capital derived from operations	$(46,745,556)

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Statements of Changes in Members’ Capital
For the six months ended September 30, 2011 (Unaudited)

	Managing	Special	Other
	Member	Member	Members	Total
From investment activities
Net investment income/(loss)	$(101)	$(5,494)	$(5,666,373)	$(5,671,968)
Net realized gain/(loss) from investment fund transactions	126	6,820	3,787,126	3,794,072
Net change in unrealized appreciation/(depreciation) on investment funds	(741)	(40,472)	(44,826,447)	(44,867,660)
Performance allocation	—	(770,996)	770,996	—

Net increase/(decrease) in members’ capital derived from operations	(716)	(810,142)	(45,934,698)	(46,745,556)
From members’ capital transactions

Capital contributions	—	—	292,873,273	292,873,273
Capital redemptions	—	—	(7,590,900)	(7,590,900)

Net increase/(decrease) in members’ capital derived from capital transactions	—	—	285,282,373	285,282,373

Net change in members’ capital	(716)	(810,142)	239,347,675	238,536,817

Members’ capital at beginning of period	12,119	1,433,198	501,099,254	502,544,571

Members’ capital at end of period	$11,403	$623,056	$740,446,929	$741,081,388

For the year ended March 31, 2011

	Managing	Special	Other
	Member	Member	Members	Total
From investment activities
Net investment income/(loss)	$(219)	$(3,594)	$(4,832,717)	$(4,836,530)
Net realized gain/(loss) from investment fund transactions	350	2,620	8,274,988	8,277,958
Net change in unrealized appreciation/(depreciation) on investment funds	554	19,819	16,038,071	16,058,444
Performance allocation	—	1,357,688	(1,357,688)	—

Net increase/(decrease) in members’ capital derived from operations	685	1,376,533	18,122,654	19,499,872

From members’ capital transactions
Capital contributions	—	—	363,914,889	363,914,889
Capital redemptions	—	(33,696)	(49,855,572)	(49,889,268)

Net increase/(decrease) in members’ capital derived from capital transactions	—	(33,696)	314,059,317	314,025,621

Net change in members’ capital	685	1,342,837	332,181,971	333,525,493

Members’ capital at beginning of year	11,434	90,361	168,917,283	169,019,078

Members’ capital at end of year	$12,119	$1,433,198	$501,099,254	$502,544,571

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Statement of Cash Flows
For the six months ended September 30, 2011
(Unaudited)

Cash flows from operating activities
Net decrease in members’ capital derived from operations	$(46,745,556)
Adjustments to reconcile net decrease in members’ capital derived from operations to net cash used in operating activities: Purchases of investment funds	(304,676,255)
Proceeds from disposition of investment funds	16,762,235
Net realized gain on investment fund transactions	(3,794,072)
Net change in unrealized appreciation/depreciation on investment funds	44,867,660
Decrease in investments paid in advance	59,850,000
Decrease in prepaid expenses	28,142
Decrease in receivable for investment funds sold	17,047,373
Increase in interest receivable	(63)
Decrease in interest payable	(14,270)
Increase in Administration Fee payable	29,937
Increase in credit facility fees payable	11,250
Increase in Management Fee payable	249,303
Increase in professional fees payable	61,802
Increase in other accrued expenses	59,421

Net cash used in operating activities	(216,263,093)

Cash flows from financing activities

Capital contributions, including change in contributions received in advance	261,481,842
Capital redemptions, including change in tender offer proceeds payable	(9,100,591)
Principal payment on loan	(15,000,000)

Net cash provided by financing activities	237,381,251

Net increase in cash and cash equivalents	21,118,158
Cash and cash equivalents at beginning of period	11,101,060

Cash and cash equivalents at end of period	$32,219,218

SUPPLEMENTAL CASH FLOW INFORMATION

Cash paid during the period for interest	$34,779

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Financial Highlights
Ratios and Other Financial Highlights
The following represents the ratios to average net assets and other financial highlights information for Members’ Capital other than the Managing Member and the Special Member.

	For the six
	months ended
	September 30,
	2011				Years Ended March 31,
	(Unaudited)		2011		2010	2009	2008	2007
Total return before performance allocation	(5.93	)%(b)	5.99%		9.32%	(17.36)%	5.18%	6.33%
Performance allocation	0.10	%(b)	(0.36)%		(0.09)%	0.00%	(0.23)%	(0.18)%

Total return after performance allocation	(5.83	)%(b)	5.63%		9.23%	(17.36)%	4.95%	6.15%
Ratios to average net assets:
Expenses, before waivers	1.76	%(c)	1.91	%(a)	1.94%	1.87%	1.82%	1.85%
Expenses, net of waivers	1.76	%(c)	1.90	%(a)	1.94%	1.87%	1.82%	1.85%
Performance allocation	(0.12	)%(c)	0.53%		0.09%	0.00%	0.24%	0.20%

Expenses including performance allocation, net of waivers	1.64	%(c)	2.43%		2.03%	1.87%	2.06%	2.05%
Net investment loss, before waivers	(1.76	)%(c)	(1.91	)%(a)	(1.94)%	(1.82)%	(1.68)%	(1.61)%
Net investment loss, net of waivers	(1.76	)%(c)	(1.90	)%(a)	(1.94)%	(1.82)%	(1.68)%	(1.61)%
Portfolio turnover rate	2.65%		37.88%		44.97%	23.76%	20.89%	34.88%
Members’ Capital applicable to Other Members	$740,446,929		$501,099,254		$168,917,283	$180,386,527	$148,750,929	$156,904,281
The above ratios and total returns are calculated for Other Members taken as a whole. An individual investor’s return may vary from these returns based on the timing of capital contributions and performance allocation.
The above expense ratios do not include the expenses from the underlying fund investments. However, total returns take into account all expenses.

(a)	The Investment Manager waived and/or reimbursed a portion of its fees for the period pursuant to the agreement between the Fund and the Investment Manager.

(b)	Not annualized.

(c)	Annualized.
The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited)
1. Organization
J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”), was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (“Investment Funds”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.
J.P. Morgan Investment Management, Inc. (“JPMIM” or the “Investment Manager”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors (the “Board”). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund’s assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the “Sub-Advisor” or “JPMPI”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities. The Investment Manager also serves as the managing member of the Fund (the “Managing Member”).
Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
2. Significant Accounting Policies
a. Use of Estimates
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.
b. Valuation of Investments
The net asset value of the Fund is determined as of the last day of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the net asset value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
b. Valuation of Investments (continued)
The Fund uses the net asset value to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements. In the unlikely event that an Investment Fund does not report a month-end net asset value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets”, sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds, the value of its investment could fluctuate.
The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below
•	Level 1 inputs are quoted prices in active markets for identical securities;

•	Level 2 inputs are other significant observable inputs (including the Investment Fund’s ability to be redeemed at fair value at the reporting date);

•	Level 3 inputs are significant unobservable inputs and include restrictions on redemptions of the Investment Funds due to terms of the investment or gates, suspensions, etc. imposed by the Investment Fund.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
b. Valuation of Investments (continued)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table represents each valuation input, by strategy, as presented on the Schedule of Investments:

	Total Fair
	Value at
Investments in Investment Funds	09/30/2011	Level 1	Level 2	Level 3

Diversified	$169,210,814	$—	$167,651,163	$1,559,651
Event Driven — Core	120,573,544	—	118,465,378	2,108,166
Event Driven — Distressed	49,906,169	—	48,660,477	1,245,692
Long/Short Equities	160,514,360	—	160,297,144	217,216
Opportunistic/Macro	130,765,124	—	130,008,380	756,744
Relative Value	91,247,379	—	85,119,025	6,128,354

Total Investments	$722,217,390	$—	$710,201,567	$12,015,823

The following is a summary for which significant unobservable inputs (Level 3) were used in determining fair value:

					Net change in
					unrealized
	Balance as of	Transfers into	Transfers out of	Net realized	appreciation /	Net purchases /	Balance as of
Investment Strategy	March 31, 2011	Level 3 (a)	Level 3 (a)	gain / (loss)	(depreciation)	(sales)	September 30, 2011

Diversified	$2,107,663	$—	$	$191,641	$(251,797)	$(487,856)	$1,559,651
Event Driven — Core	2,098,284	—	(2,758)	(67,836)	152,528	(72,052)	2,108,166
Event Driven — Distressed	1,821,931	—	—	(68,170)	(169,620)	(338,449)	1,245,692
Long/Short Equities	315,040	—	—	57,581	(94,931)	(60,474)	217,216
Opportunistic/Macro	862,424	—	—	1,947	(52,863)	(54,764)	756,744
Relative Value	6,414,172	187,649	—	(81,398)	(369,993)	(22,076)	6,128,354

Total	$13,619,514	$187,649	$(2,758)	$33,765	$(786,676)	$(1,035,671)	$12,015,823

(a)	The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. Transfers from Level 2 to Level 3 were primarily related to the change in liquidity terms of the underlying Investment Funds during the reporting period. Transfers from Level 3 to Level 2 were primarily related to the expiration of lock-up periods imposed by the underlying Investment Funds and due to liquidity provisions considered by the Fund. There were no transfers between Level 1 and Level 2 during the six months ended September 30, 2011. The Fund had no unfunded capital commitments as of September 30, 2011.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
b. Valuation of Investments (continued)
The change in unrealized appreciation/(depreciation) attributable to securities owned at September 30, 2011, which were valued using significant unobservable inputs (Level 3), is as follows:

Net change in
unrealized
Investments in	appreciation/
Investment Funds	(depreciation)
Diversified	$(103,663)
Event Driven — Core	152,528
Event Driven — Distressed	(169,620)
Long / Short Equities	(17,306)
Opportunistic / Macro	(52,863)
Relative Value	(369,993)

Total	$(560,917)

Diversified
Portfolio Managers utilizing this strategy use two or more of the below strategies. Investment Funds within this strategy are generally subject to 30 — 65 day redemption notice periods. Approximately 1 percent of the fair value of the investments in Investment Funds in this strategy is in side pockets or liquidating trusts. Approximately 99 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the six months ended September 30, 2011, Level 3 purchases and sales for this strategy totaled $139,995 and $627,851, respectively.
Event Driven — Core
Portfolio Managers utilizing this strategy invest in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy. Risk management and hedging techniques are typically employed by the Portfolio Managers to seek to protect the portfolio from deals that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important element affecting the realized return. The use of leverage varies. Investment Funds within this strategy are generally subject to 60 — 93 day redemption notice periods. Approximately 2 percent of the fair value of the investments in Investment Funds in this strategy is in side pockets or liquidating trusts. Approximately 98 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the six months ended September 30, 2011, Level 3 sales for this strategy totaled $72,052.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
b. Valuation of Investments (continued)
Event Driven — Distressed
Portfolio Managers utilizing this strategy invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and sub-performing bank loans, and emerging market debt. Portfolios are usually concentrated in debt instruments. The Portfolio Managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage. Investment Funds within this strategy are generally subject to 60 — 95 day redemption notice periods. Approximately 2 percent of the fair value of the investments in Investment Funds in this strategy is in side pockets or liquidating trusts. Approximately 98 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the six months ended September 30, 2011, Level 3 sales for this strategy totaled $338,449.
Long/Short Equities
Portfolio Managers utilizing this strategy make long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. The Portfolio Managers typically do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). The Portfolio Managers may specialize in a particular industry or may allocate holdings across industries. Although the strategy is more commonly focused on U.S. markets, a growing number of Portfolio Managers invest globally. Portfolio Managers in this strategy usually employ a low to moderate degree of leverage. Investment Funds within this strategy are generally subject to 30 — 90 day redemption notice periods. Less than 1 percent of the fair value of the investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the six months ended September 30, 2011, Level 3 sales for this strategy totaled $60,474.
Opportunistic/Macro
Portfolio Managers utilizing this strategy invest in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. Most Portfolio Managers utilizing this strategy rely on a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures and options are often used for hedging and speculation in order to quickly position a portfolio to profit from changing markets. The use of leverage varies considerably. Investment Funds within this strategy are generally subject to 10 — 95 day redemption notice periods. Approximately 1 percent of the fair value of the investments in Investment Funds in this strategy is in side pockets or liquidating trusts. Approximately 99 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the six months ended September 30, 2011, Level 3 sales for this strategy totaled $54,764.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
b. Valuation of Investments (continued)
Relative Value
Portfolio Managers utilizing this strategy make simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). The Portfolio Managers attempt to neutralize long and short positions to minimize the impact of general market movements. Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. The types of instruments traded vary considerably depending on the Portfolio Manager’s relative value strategy. Because the strategy attempts to capture relatively small mis-pricings between two related securities, moderate to substantial leverage is often employed to produce attractive rates of return. Investment Funds within this strategy are generally subject to 45 — 180 day redemption notice periods. Approximately 7 percent of the fair value of the investments in Investment Funds in this strategy is in side pockets or liquidating trusts. Approximately 93 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the six months ended September 30, 2011, Level 3 purchases and sales for this strategy totaled $548,546 and $570,622, respectively.
Any restriction noted above was imposed at various points throughout the year, at the discretion of the underlying Investment Funds and the time at which the restriction might lapse cannot be estimated.
c. Investments Paid in Advance
Investments paid in advance represent funds which have been sent to Investment Funds prior to September 30, 2011 but are not effective until October 1, 2011.
d. Distributions from Investment Funds
Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified by the Investment Fund as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.
e. Income Recognition and Security Transactions
Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included as unrealized appreciation or depreciation in the Statement of Operations.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
2. Significant Accounting Policies (continued)
f. Fund Expenses
The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board.
g. Income Taxes
The Fund intends to operate and has elected to be treated as a partnership for federal income tax purposes. Accordingly, no provision for the payment of federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.
The Investment Manager evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. The Investment Manager’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2011, the Fund did not incur any interest or penalties.
h. Cash and Cash Equivalents
Cash represents deposits of $32,014,855 held in an interest bearing account at PNC Bank, N.A. (“PNC”) and $204,363 held in a money market fund managed by BlackRock. Amounts, with the exception of the money market fund managed by BlackRock, in excess of the insurance limit of the Federal Deposit Insurance Corporation (“FDIC”) are subject to counterparty credit risk should PNC be unable to fulfill its obligations. The money market fund managed by BlackRock, which is not insured by the FDIC, is considered a Level 1 Security.
3. Management Fee, Related Party Transactions and Other
The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee of 1.25% per year (the “Management Fee”), payable monthly at the rate of 1/12 of 1.25% of the month-end capital account balance of each Member, before

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
3. Management Fee, Related Party Transactions and Other (continued)
giving effect to repurchases, Repurchase Fees (if any, as defined below) or the Performance Allocation (as defined below), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 20 days after the end of each month. For the six-month period ended September 30, 2011, the Management Fee earned by JPMIM totaled $4,202,382, none of which was waived.
The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1.10% of the month-end capital balance of each Member of the Fund.
The Sub-Advisor is the special member of the Fund (the “Special Member”). The Special Member is entitled to all incentive-based performance allocations, if any, from Members’ accounts.
Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) monthly at the annual rate of 0.15% of the Fund’s average daily net assets. For the six month period ended September 30, 2011, the Administration Fee earned by JPMFM totaled $523,122, none of which was waived.
BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, BNY Mellon receives a portion of the fees payable to the Administrator.
BNY Mellon Investment Servicing Trust Company (“BNY Trust”) serves as custodian of the Fund’s assets and provides custodial services to the Fund. As compensation for services, the Fund pays BNY Trust a monthly fee of 0.005% of the Fund’s average gross assets, with a minimum monthly fee of $795.
The Investment Manager, or an affiliate of the Investment Manager, has contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses as well as any Performance Allocation) exceed 1.92% on an annualized basis of the Fund’s net assets as of the end of each month.
Certain officers of the Fund are affiliated with the Advisor and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Fund has adopted a Director Deferred Compensation Plan (the “Plan”) which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as a Director. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
4. Line of Credit
From time to time, the Fund may borrow cash from a major institution under a credit agreement up to a maximum of 10% of the Fund’s net assets with a cap of $30 million. Interest, which is calculated based on any outstanding balance, and a LIBOR-based rate, is payable monthly to the lending institution. The Fund also pays a monthly fee on the unused amount on the line of credit. During the six months ended September 30, 2011, the Fund had 28 days during the period in which it utilized the credit facility. During those 28 days, the average borrowings outstanding per day were $10,000,000 at an average annual interest rate of 2.64%. The Fund had no outstanding balance on this credit facility as of September 30, 2011. Interest expense and Credit facility fees incurred for the six months ended September 30, 2011 amounted to $20,509 and $140,875, respectively, and are included in the Statement of Operations.
5. Security Transactions
Aggregate purchases and sales of Investment Funds for the six months ended September 30, 2011 amounted to $304,676,255 and $16,762,235, respectively.
At September 30, 2011, the estimated cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation on investments was $23,618,772 and gross unrealized depreciation was $37,815,489, resulting in net unrealized depreciation of $14,196,717.
6. Contributions, Redemptions, and Performance Allocation
Generally, initial and additional contributions for interests (“Interests”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any contributions for Interests in the Fund. The initial acceptance for contributions for Interests was August 1, 2004 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts Interests as of the first day of each month. At September 30, 2011 the Fund received $39,129,700 in contribution proceeds in advance of the October 1, 2011 contribution date. This amount is included in the Statement of Assets, Liabilities and Members’ Capital.
The Fund from time to time may offer to repurchase Interests pursuant to written tenders by Members. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager and the Managing Member expect to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 25% of the Fund’s net assets quarterly, effective as of the last day of March, June, September, and December. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interests. For the six months ended September 30, 2011, the Fund charged repurchase fees totaling $27,842.
At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial “Allocation Period” began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
6. Contributions, Redemptions, and Performance Allocation (continued)
Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member’s capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.
At the end of each calendar year, each Member’s return on investment for the year is determined and a portion of the net capital appreciation allocated to each Member’s capital account during the year (the “Performance Allocation”), net of the Member’s allocable share of the Management Fee and the Manager Administrative Services Fee, equal to 10% of the portion of such net capital appreciation that exceeds the Preferred Return (as defined below) will be reallocated to the capital account of the Special Member. The “Preferred Return” is equal to the 3-month U.S. Treasury Bill yield (as defined below) for each month during the relevant calendar year (or any shorter period of calculation). The “3-month U.S. Treasury Bill yield” for any month shall equal one-twelfth of the annual yield for the 3-month U.S. Treasury Bill for the first business day of the then current calendar quarter as set forth in the U.S. Federal Reserve Statistical Release H.15 (519) under the caption “Treasury constant maturities”, or if such measurement is not available, such other source as the Managing Member may determine appropriate in its discretion.
No Performance Allocation is made, however, with respect to a Member’s capital account until any cumulative net capital depreciation previously allocated to such Member’s capital account plus any Management Fees and Manager Administrative Service Fees charged to such capital account (the “Loss Carryforward”) have been recovered. Any Loss Carryforward of a Member is reduced proportionately to reflect the repurchase of any portion of that Member’s Interest. Upon a repurchase of an Interest (other than at the end of a calendar year) from a Member, a Performance Allocation will be determined and allocated to the Special Member, and in the case of any repurchase of a partial Interest, on a “first in — first out” basis (i.e., the portion of the Interest being repurchased and the amount with respect to which the Performance Allocation is calculated) will be deemed to have been taken from the first capital contribution of such Member (as such contribution has been adjusted for net capital appreciation or depreciation, Management Fees, Manager Administrative Services Fees and other expenses) until it is decreased to zero and from each subsequent capital contribution until such contribution (as adjusted) is decreased to zero.
For financial reporting purposes, the Performance Allocation is calculated and reallocated to the Special Member on an accrual basis as if the Performance Allocation had occurred as of the end of the reporting period. The Performance Allocation for the fiscal year ended March 31, 2011 and the six months ended September 30, 2011 was $1,357,688 and $(770,996), respectively. These amounts are reported as Performance Allocation on the Statement of Changes in Members’ Capital.
The Performance Allocation for the fiscal year ended March 31, 2011 comprises $578,382 which was allocated as of December 31, 2010, $774,034 which was accrued for the period January 1, 2011 to March 31, 2011 and $2,968 and $2,304 which were reallocated as of September 30, 2010 and March 31, 2011, respectively, resulting from tendering Interests for repurchase on these dates. The amount accrued from January 1, 2011 through March 31, 2011 is subject to change as Performance Allocation is subject to change as Performance Allocations occur at the end of the calendar year.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (continued)
6. Contributions, Redemptions, and Performance Allocation (continued)
The Performance Allocation for the six months ended September 30, 2011 comprises a reversal of $774,034 which was accrued for the period January 1, 2011 to March 31, 2011 and $3,038 which was reallocated as of June 30, 2011, resulting from tendering Interests for repurchase on this date.
7. Risk Exposure
In the normal course of business, the Investment Funds (in which the Fund invests) trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.
In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Interests. The Investment Funds provide for periodic redemptions generally ranging from weekly to annually, and may be subject to various lock-up provisions and early withdrawal fees.
The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.
Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.
The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.
The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable

J.P. Morgan Access Multi-Strategy Fund, L.L.C.
Notes to Financial Statements September 30, 2011 (Unaudited) (concluded)
7. Risk Exposure (continued)
information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.
8. Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
9. Concentrations
An affiliate of the Fund’s Investment Manager has investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant Member transactions, if any, may impact the Fund’s performance.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) J.P. Morgan Access Multi-Strategy Fund, L.L.C.

By (Signature and Title)*	/s/ Patricia A. Maleski

Patricia A. Maleski, Principal Executive Officer (principal executive officer)
Date December 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Patricia A. Maleski

Patricia A. Maleski, Principal Executive Officer (principal executive officer)
Date December 7, 2011

By (Signature and Title)*	/s/ Joy C. Dowd

Joy C. Dowd, Principal Financial Officer (principal financial officer)

Date December 6, 2011

*	Print the name and title of each signing officer under his or her signature.